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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2002

                            HOST MARRIOTT CORPORATION

               (Exact Name of Registrant as Specified in Charter)


          Maryland                       001-14625             53-0085950
       ---------------                 ---------------       ---------------
(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
       Incorporation)                   File Number)        Identification No.)

                               6903 Rockledge Drive
                                  Suite 1500
                            Bethesda, Maryland 20817

                    (Address of Principal Executive Offices)

                              --------------------

                                 (240) 744-1000

              (Registrant's telephone number, including area code)

                              --------------------


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ITEM 9.  REGULATION FD DISCLOSURE

         On August 13, 2002 the Principal Executive Officer and Principal Financial Officer of Host Marriott Corporation each furnished the Securities and Exchange Commission with the following certifications pursuant to Securities and Exchange Commission Order No. 4-460: Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934.

     Statement Under Oath of Principal Executive Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, Christopher J. Nassetta, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Host Marriott Corporation, and, except as corrected or supplemented in a subsequent covered report:

           . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


           . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Company's Audit Committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

           . Annual Report on Form 10-K for the fiscal year end December 31, 2001 of Host Marriott Corporation;

           . all reports on Form 10-Q, all reports on Form 8-K, and all definitive proxy materials of Host Marriott Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

           .   any amendments to any of the foregoing.



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/s/ Christopher J. Nassetta                  Subscribed and sworn to before me
------------------------------------         this 13th day of August, 2002
Name: Christopher J. Nassetta
Date: August 13, 2002                        /s/    Sharon T. Henry
                                             ---------------------------------
                                             Notary Public

                                             My Commission Expires:
                                                            September 12, 2004


    Statement Under Oath of Principal Financial Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings



I, Robert E. Parsons, Jr., state and attest that:
      (1) To the best of my knowledge, based upon a review of the covered reports of Host Marriott Corporation, and, except as corrected or supplemented in a subsequent covered report:

           . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


           . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with the Company's Audit Committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

           . Annual Report on Form 10-K for the fiscal year end December 31, 2001 of Host Marriott Corporation;

           . all reports on Form 10-Q, all reports on Form 8-K, and all definitive proxy materials of Host Marriott Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

           .   any amendments to any of the foregoing.


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/s/ Robert E. Parsons, Jr.                  Subscribed and sworn to before me
-----------------------------------         this 13th day of August, 2002
Name: Robert E. Parsons, Jr.


Date: August 13, 2002                       /s/  Sharon T. Henry
                                            ----------------------------------
                                            Notary Public

                                            My Commission Expires:
                                                          September 12, 2004





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2002             HOST MARRIOTT CORPORATION
                                   (registrant)

                                   By:  /s/ Robert E. Parsons, Jr.
                                        ------------------------------
                                        Name: Robert E. Parsons, Jr.
                                        Its: Executive Vice President and Chief
                                             Financial Officer